7. INCOME TAXES	12 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
7. INCOME TAXES

As of September 30, 2012, the Company had net operating loss carry forwards of $2,083,223 that may be available to reduce future years’ taxable income through 2029 to 2032. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carryforwards.

Components of net deferred tax assets, including a valuation allowance, are as follows at September 30, 2012 and 2011:

Deferred tax assets:	2012	2011
Net operating loss carry forward	$2,083,223	$1,158,146

Total deferred tax assets	$729,128	$405,351
Less: Valuation allowance	(729,128)	(405,351)
Net deferred tax assets	$-	$-

The valuation allowance for deferred tax assets as of September 30, 2012 was $729,128. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of September 30, 2012.

Reconciliation between the statutory rate and the effective tax rate is as follows at September 30, 2012 and 2011:

	2012	2011
Federal statutory tax rate	(35.0)%	(35.0)%
Stock-based compensation	5.0%	12.0%
Interest accretion	7.0%	6.0%
Loss on extinguishment	5.0%	0%
Valuation allowance	18.0%	17.0%
	-%	-%